Other short term borrowings	12 Months Ended
Dec. 31, 2012
Short-term Debt [Abstract]
Short-term Debt [Text Block]

Note 20 – Other short-term borrowings

The following table presents a breakdown of other short-term borrowings at December 31, 2012 and 2011.

(In thousands)	2012	2011
Advances with the FHLB paying interest at maturity, at fixed rates ranging from 0.32% to 0.44% (2011 - 0.31%)	$635,000	$295,000
Others	1,200	1,200
Total other short-term borrowings	$636,200	$296,200

The maximum aggregate balance outstanding at any month-end was approximately $ 1,356 million (2011 - $391 million). The weighted average interest rate of other short-term borrowings at December 31, 2012 was 0.41% (2011 – 0.35%). The average aggregate balance outstanding during the year was approximately $ 680 million (2011 - $149 million). The weighted average interest rate during the year was 0.42% (2011 – 0.55%).

Note 21 presents additional information with respect to available credit facilities.